Exhibit 10(e)

CONFORMED COPY

SECOND AMENDMENT dated as of January 15, 2004 (this “Amendment”), to the Five-Year Revolving Credit Agreement dated as of March 30, 2001, as heretofore amended (the “Credit Agreement”), among NORTHROP GRUMMAN CORPORATION, a Delaware corporation formerly known as NNG, Inc. (the “Company”); NORTHROP GRUMMAN SYSTEMS CORPORATION (“Northrop Operating” and, together with the Company, the “Borrowers”), a Delaware corporation formerly known as Northrop Grumman Corporation and the successor by merger to LITTON INDUSTRIES, INC.; the LENDERS (as defined in Article 1 of the Credit Agreement), JPMORGAN CHASE BANK and CREDIT SUISSE FIRST BOSTON, as Co-Administrative Agents, JPMORGAN CHASE BANK, as Payment Agent, SALOMON SMITH BARNEY INC., as Syndication Agent, and THE BANK OF NOVA SCOTIA and DEUTSCHE BANK SECURITIES INC. (formerly known as Deutsche Banc Alex. Brown Inc.), as Co-Documentation Agents.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers.

B. The Company announced on August 20, 2003, a share repurchase program providing for the acquisition of common shares of the Company for cash consideration not to exceed (a) $200,000,000 in the aggregate during calendar year 2003 and (b) $500,000,000 in the aggregate during calendar year 2004. The Company may in the future announce additional share repurchase programs.

C. In connection with the foregoing, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided herein. The Lenders whose signatures appear below, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, so to amend the Credit Agreement.

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Fixed Charge Coverage Ratio” means, at any Fiscal Date, the ratio of (a) the sum of (i) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company ending on such date minus (ii) Capital Expenditures during such period to (b) the sum of (i) Interest Expense for such period plus (ii) Restricted Payments (other than Excluded Restricted Payments) made by the Company or, prior to the Northrop Merger, by Northrop Operating during such period.

(b) The following new definitions are hereby inserted in Section 1.01 in their appropriate alphabetical positions:

“Excluded Restricted Payments” means cash Restricted Payments not greater than (a) $200,000,000 in the aggregate during calendar year 2003 or (b) $500,000,000 in the aggregate during any calendar year thereafter, in each case to acquire shares of the Company’s common stock pursuant to Stock Repurchase Programs.

“Stock Repurchase Programs” means the stock repurchase program announced by the Company on August 20, 2003, and stock repurchase programs that may in the future be announced by the Company, in each case pursuant to which the Company may acquire common shares of the Company for cash consideration.

(c) The definition of “Consolidated Net Income available for Restricted Payments” is hereby amended by inserting in clause (ii)(B) thereof, immediately after the words “redemption, purchase or other acquisition of any shares of its stock” the words “(other than any such redemption, purchase or other acquisition constituting an Excluded Restricted Payment)”.

(d) Section 6.01 of the Credit Agreement is hereby amended by inserting in clause (a) thereof, immediately after the words “any such Restricted Payment” the words “(other than any Excluded Restricted Payment)”.

SECTION 2. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrowers represent and warrant to such parties that (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. The amendments provided for in Section 1 shall become effective on the date (the “Amendment Effective Date”) on which the Payment Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Co-Administrative Agents, the Syndication Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Expenses. The Borrower agrees to reimburse the Payment Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Co-Administrative Agents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

NORTHROP GRUMMAN CORPORATION

by	/s/ Mark A. Rabinowitz
Name:	Mark A. Rabinowitz
Title:	Assistant Treasurer & Director, Banking and Capital Markets

NORTHROP GRUMMAN SYSTEMS CORPORATION

by	/s/ Mark A. Rabinowitz
Name:	Mark A. Rabinowitz
Title:	Assistant Treasurer & Director, Banking and Capital Markets

JPMORGAN CHASE BANK, INDIVIDUALLY AND AS CO-ADMINISTRATIVE AGENT AND PAYMENT AGENT

by	/s/ Richard C. Smith
Name:	Richard C. Smith
Title:	Vice President

CREDIT SUISSE FIRST BOSTON, INDIVIDUALLY AND AS CO-ADMINISTRATIVE AGENT

by	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

/s/ Jennifer A. Pieza
Name:	Jennifer A. Pieza
Title:	Associate

BANCO ESPIRITO SANTO, S.A.

by	/s/ Andrew M. Orsen
Name:	Andrew M. Orsen
Title:	Vice President

/s/ Leon Stark
Name:	Leon Stark
Title:	Senior Vice President

BANK HAPOALIM B.M

by	/s/ Marc Bosc
Name:	Marc Bosc
Title:	Vice President

/s/ Lenroy Hackett
Name:	Lenroy Hackett
Title:	Vice President

THE BANK OF NEW YORK

by	/s/ Robert Besser
Name:	Robert Besser
Title:	Vice President

THE BANK OF NOVA SCOTIA

by	/s/ Maarten Van Otterloo
Name:	Maarten Van Otterloo
Title:	Managing Director

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

by	/s/ Christian Giordano
Name:	Christian Giordano
Title:	Vice President

BNP PARIBAS

by	/s/ James F. McCann
Name:	James F. McCann
Title:	Director

/s/ Hamed Farhadi
Name:	Hamed Farhadi
Title:	Vice President

CITICORP USA, INC.

by	/s/ Hans Lin
Name:	Hans Lin
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

by	/s/ Christian Jagenberg
Name:	Christian Jagenberg
Title:	SVP and Manager

/s/ Yangling J. Si
Name:	Yangling J. Si
Title:	Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH

by	/s/ Oliver Schwartz
Name:	Oliver Schwartz
Title:	Vice President

/s/ Dr. Michael Dietz
Name:	Dr. Michael Dietz
Title:	Director

KEY BANK NATIONAL ASSOCIATION

by	/s/ James Teichman
Name:	James Teichman
Title:	Portfolio Manager

LLOYDS TSB BANK PLC

by	/s/ Richard H. Heath
Name:	Richard H. Heath
Title:	Vice President

/s/ Lisa Maguire
Name:	Lisa Maguire
Title:	Assistant Vice President

MELLON BANK, N.A.

by	/s/ Lawerence C. Ivey
Name:	Lawerence C. Ivey
Title:	First Vice President

MIZUHO CORPORATE BANK, LTD.

by	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Vice President and Team Leader

THE ROYAL BANK OF SCOTLAND PLC

by	/s/ Alan Doyle
Name:	Alan Doyle
Title:	Relationship Manager

SCOTIABANK INC.

by	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

SOCIETE GENERALE

by	/s/ Eric E.O. Siebert Jr.
Name:	Eric E.O. Siebert Jr.
Title:	Managing Director

SUMITOMO MITSUI BANKING CORP.

by	/s/ Al Galluzzo
Name:	Al Galluzzo
Title:	Senior Vice President

UFJ BANK LIMITED

by	/s/ Toshiko Boyd
Name:	Toshiko Boyd
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

by	/s/ Hillary Savoie
Name:	Hillary Savoie
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

by	/s/ Robert G. McGill Jr.
Name:	Robert G. McGill Jr.
Title:	Vice President

WELLS FARGO BANK, N.A.

by	/s/ Ling Li
Name:	Ling Li
Title:	Vice President